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                                                                  Execution Copy

                                                                    EXHIBIT 99.3

                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (this "Agreement"), dated as of October 19, 2000 (the "Agreement"), is by and between CENTURY BANCORP, INC., a North Carolina corporation ("Issuer"), and FIRST BANCORP, a North Carolina corporation ("Grantee").

         WHEREAS, Grantee and Issuer have entered into that certain Merger Agreement, dated as of October 19, 2000 (the "Merger Agreement"), providing for, among other things, the merger of Issuer into Grantee, with Grantee as the surviving entity; and

         WHEREAS, as a condition and inducement to Grantee's execution of the Merger Agreement, Grantee has required that Issuer agree, and Issuer has agreed, to grant Grantee the Option (as defined below);

         NOW, THEREFORE, in consideration of the respective representations, warranties, covenants, and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, Issuer and Grantee agree as follows:

         1. DEFINED TERMS. Capitalized terms that are used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

         2. GRANT OF OPTION. Subject to the terms and conditions set forth herein, Issuer hereby grants to Grantee an irrevocable option (the "Option") to purchase a number of shares of common stock, no par value ("Issuer Common Stock"), of Issuer up to the number of shares representing 19.9% of the issued and outstanding shares of Issuer Common Stock (currently, 219,898 shares) as of the date of the earlier to occur of the initial exercise of the Option or the initial exercise of the repurchase option under Section 8 hereof, subject to adjustment as provided herein (the "Option Shares"), at a purchase price per Option Share (the "Purchase Price") equal to $14.25 (subject to adjustment as set forth herein).

         3. EXERCISE OF OPTION.

                  (a) Provided that (i) Grantee or Holder (as hereinafter defined), as applicable, shall not be in material breach of its agreements or covenants contained in this Agreement or the Merger Agreement, and (ii) no preliminary or permanent injunction or other order against the delivery of shares covered by the Option issued by any court of competent jurisdiction in the United States shall be in effect, Holder may exercise the Option, in whole or in part, at any time and from time to time following the occurrence of a Purchase Event; provided that the Option shall terminate and be of no further force and effect upon the earliest to occur of (A) the Effective Time, (B) termination of the Merger Agreement in accordance with the terms thereof prior to the occurrence of a Purchase Event or a Preliminary Purchase Event (other than a termination of the Merger Agreement by Grantee pursuant to SECTION 10.1(E) thereof if such breach giving rise to such termination was willful (a "Default Termination")), (C) 12 months after a Default Termination, (D) 12 months after termination of the Merger Agreement (other than by a Default Termination) following the occurrence of a Purchase Event or a Preliminary Purchase Event and (E) 18 months after the date hereof; provided, further, that any purchase of shares upon exercise of the Option shall be subject to compliance with applicable law (and the rules and regulations promulgated thereunder), including without limitation the Bank Holding Company Act of 1956, as amended (the "BHC Act"). The term "Holder" shall mean Grantee and any permitted transferees of the Options or Option Shares.


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                  (b) As used herein, a "Purchase Event" means any of the
following events subsequent to the date of this Agreement:

                  (i) without Grantee's prior written consent, Issuer shall have authorized, recommended, publicly proposed, or publicly announced an intention to authorize, recommend, or propose, or entered into an agreement with any person (other than Grantee or any subsidiary of Grantee) to effect an Acquisition Transaction (as defined below)). As used herein, the term "Acquisition Transaction" shall mean (A) a merger, consolidation, or similar transaction involving Issuer or any of its subsidiaries (other than transactions solely between Issuer and its subsidiaries), (B) except as permitted pursuant to SECTION 7.1 of the Merger Agreement, the disposition, by sale, lease, exchange, or otherwise, of Assets of Issuer or any of its subsidiaries representing in either case 25% or more of the consolidated Assets of Issuer and its subsidiaries, or (C) the issuance, sale, or other disposition of (including by way of merger, consolidation, share exchange, or any similar transaction) securities representing 25% or more of the voting power of Issuer or any of its subsidiaries (each of (A), (B) and (C), an "Acquisition Transaction"); or

                  (ii) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") of or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act), other than a group of which Grantee or any subsidiary of Grantee is a member, shall have been formed that beneficially owns or has the right to acquire beneficial ownership of, 25% or more of the then-outstanding shares of Issuer Common Stock (not including acquisitions pursuant to which the acquiror or acquiring group has successfully rebutted the presumption of control pursuant to 12 C.F.R.ss.574.4(e) and has voted the securities so acquired for the approval of the Mergers at any and all meetings of shareholders of the Company called for that purpose or at which such matter is considered (a "Rebuttal Acquisition")); provided, that the parties hereto agree that the ownership as of the date of this Agreement by the Issuer's directors, executive officers and employee benefit plans, taken by itself without any further action on the part of such persons, shall not cause such persons to be deemed a "group" for purposes of this paragraph.

                  (c) As used herein, a "Preliminary Purchase Event" means any of the following events:

                  (i) any person (other than Grantee or any subsidiary of Grantee) shall have commenced (as such term is defined in Rule 14d-2 under the Exchange Act), or shall have filed a registration statement under the Securities Act of 1933 (the "Securities Act") with respect to, a tender offer or exchange offer to purchase any shares of Issuer Common Stock such that, upon consummation of such offer, such person would own or control 25% or more of the then-outstanding shares of Issuer Common Stock other than a Rebuttal Acquisition (such an offer being referred to herein as a "Tender Offer" or, an "Exchange Offer," respectively);

                  (ii) the holders of Issuer Common Stock shall not have approved the Merger Agreement at the meeting of such shareholders held for the purpose of voting on the Merger Agreement, such meeting shall not have been held or shall have been canceled prior to termination of the Merger Agreement, or Issuer's Board of Directors shall have withdrawn or modified in a manner adverse to Grantee the recommendation of Issuer's Board of Directors with respect to the Merger Agreement, in each case after it shall have been publicly announced that any person (other than Grantee or any subsidiary of Grantee) shall have (A) made, or disclosed an intention to make, a proposal to engage in an Acquisition Transaction, (B) commenced a Tender Offer or filed a registration statement under the Securities Act with respect to an Exchange Offer,



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         or (C) filed an application (or given a notice), whether in draft or final form, under the BHC Act, the Bank Merger Act, the Change in Bank Control Act of 1978 (the "Change in Control Act") or other applicable law (and the rules and regulations promulgated thereunder), for approval to engage in an Acquisition Transaction;

                  (iii) any person (other than Grantee or any subsidiary of Grantee) shall have made, or disclosed an intention to make, a proposal to engage in an Acquisition Transaction; or

                  (iv) any person (other than Grantee or any subsidiary of Grantee) shall have filed an application (or given a notice), whether in draft or final form, under the BHC Act, the Bank Merger Act, the Change in Control Act or other applicable law (and the rules and regulations promulgated thereunder), for approval to engage in an Acquisition Transaction.

As used in this Agreement, "person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

                  (d) In the event Holder wishes to exercise the Option, it shall send to Issuer a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of Option Shares it intends to purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 15 business days from the Notice Date for the closing (the "Closing") of such purchase (the "Closing Date"). If prior notification to or approval of the Board of Governors of the Federal Reserve System, the North Carolina Commissioner of Banks or any other regulatory authority is required in connection with such purchase, Issuer shall cooperate with Holder in the filing of the required notice or application for approval and the obtaining of such approval and the Closing shall occur immediately following such regulatory approvals (and any mandatory waiting periods). Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

                  (e) Notwithstanding any other provision of this Agreement to the contrary, in no event shall Holder purchase under the terms of this Agreement that number of Option Shares which have a Spread Value in excess of $663,000. For purposes of this Agreement, "Spread Value" shall mean the difference between (i) the product of (1) the sum of the total number of Option Shares (x) Holder intends to purchase at the Closing Date pursuant to the prior exercise of the Option and (y) previously purchased pursuant to the prior exercise of the Option, and (2) the higher of (I) the most recent trading price of Issuer Common Stock as quoted in the Nasdaq Small Cap Market or as may be available from the best reliable source of such information on the last trading day immediately preceding the Closing Date and (II) the consideration per share of Issuer Common Stock to be offered or paid to or received by holders of Issuer Common Stock in connection with an Acquisition Transaction (provided, that if the consideration to be offered, paid, or received shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Holder and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement), and (ii) the product of (1) the total number of Option Shares (x) Holder intends to purchase at the Closing Date pursuant to the exercise of the Option and (y) previously purchased pursuant to the prior exercise of the Option and (2) the applicable Purchase Price of such Option Shares. In the event the Spread Value exceeds $663,000, the number of Option Shares that Grantee is entitled to purchase at the Closing Date shall be reduced to that number of shares necessary such that the Spread Value equals or is less than $663,000.

                  (f) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or a federal or state regulatory agency to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated. Notwithstanding



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anything to the contrary contained herein, if for any reason such court or regulatory agency determines that the Option does not permit Holder to acquire, or does not require Issuer to repurchase, the full Option or number of Option Shares as provided in SECTIONS 3 and 8, it is the express intention of Issuer to allow Holder to have the option (A) to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible without any amendment of modification hereof, or (b) have Issuer pay the Holder in cash the amount of $663,000.

         4. PAYMENT AND DELIVERY OF CERTIFICATES.

                  (a) On each Closing Date, Holder shall (i) pay to Issuer, in immediately available funds by wire transfer to a bank account designated by Issuer, an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased on such Closing Date and (ii) present and surrender this Agreement to the Issuer at the address of the Issuer specified in SECTION 12(F) hereof.

                  (b) At each Closing, simultaneously with the delivery of immediately available funds and surrender of this Agreement as provided in
SECTION 4(A), (i) Issuer shall deliver to Holder (A) a certificate or certificates representing the Option Shares to be purchased at such Closing, which Option Shares shall be free and clear of all liens, claims, charges, and encumbrances of any kind whatsoever and subject to no pre-emptive rights, and
(B) if the Option is exercised in part only, an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of Issuer Common Stock purchasable hereunder, and (ii) Holder shall deliver to Issuer a letter agreeing that Holder shall not offer to sell or otherwise dispose of such Option Shares in violation of applicable federal and state law or of the provisions of this Agreement.

                  (c) In addition to any other legend that is required by applicable law, certificates for the Option Shares delivered at each Closing shall be endorsed with a restrictive legend which shall read substantially as follows:

                   THE TRANSFER OF THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND PURSUANT TO THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF OCTOBER 19, 2000. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE ISSUER OF A WRITTEN REQUEST THEREFOR.

It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if Holder shall have delivered to Issuer a copy of a letter from the staff of the SEC, or an opinion of counsel in form and substance reasonably satisfactory to Issuer and its counsel, to the effect that such legend is not required for purposes of the Securities Act.

         5. REPRESENTATIONS AND WARRANTIES OF ISSUER. Issuer hereby represents and warrants to Grantee as follows:

                  (a) Issuer has all requisite corporate power and authority to enter into this Agreement and, subject to any required regulatory approvals, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Issuer. This Agreement has been duly executed and delivered by Issuer.



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                  (b) Issuer has taken all necessary corporate and other action to authorize and reserve and to permit it to issue, and, at all times from the date hereof until the obligation to deliver Issuer Common Stock upon the exercise of the Option terminates, will have reserved for issuance, upon exercise of the Option, the number of shares of Issuer Common Stock necessary for Grantee to exercise the Option, and Issuer will take all necessary corporate action to authorize and reserve for issuance all additional shares of Issuer Common Stock or other securities that may be issued pursuant to SECTION 7(A) upon exercise of the Option. The shares of Issuer Common Stock to be issued upon due exercise of the Option and payment of the Purchase Price, including all additional shares of Issuer Common Stock or other securities that may be issuable pursuant to SECTION 7(A), upon issuance pursuant hereto, shall be duly and validly issued, fully paid, and nonassessable, and shall be delivered free and clear of all liens, claims, charges, and encumbrances of any kind or nature whatsoever, including any preemptive rights of any stockholder of Issuer.

         6. REPRESENTATIONS AND WARRANTY OF GRANTEE. Grantee hereby represents and warrants to Issuer that:

                  (a) Grantee has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

                  (b) This Option is not being, and any Option Shares or other securities acquired by Grantee upon exercise of the Option will not be, transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Laws.

         7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

                  (a) In the event of any change in Issuer Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, combination, exchange of shares, or similar transaction, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that Holder shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Holder would have received in respect of Issuer Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. If any additional shares of Issuer Common Stock are issued after the date of this Agreement (other than pursuant to an event described in the first sentence of this SECTION 7(A)), the number of shares of Issuer Common Stock subject to the Option shall be adjusted so that, after such issuance, it together with any shares of Issuer Common Stock previously issued pursuant thereto, equals 19.9% of the number of shares of Issuer Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to the Option.

                  (b) In the event that Issuer shall enter into an agreement:
(i) to consolidate with or merge into any person, other than Grantee or one of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger; (ii) to permit any person, other than Grantee or one of its subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then-outstanding shares of Issuer Common Stock shall be changed into or exchanged for stock or other securities of Issuer or any other person or cash or any other property or the outstanding shares of Issuer Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company; or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than



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Grantee or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that upon the consummation of any such transaction and upon the terms and conditions set forth herein, Holder shall have the right to receive for each Option Share with respect to which the Option has not been exercised an amount of consideration ("Net Consideration") in the form of and equal to the per share amount of consideration that would be received by the holder of one share of Issuer Common Stock less the Purchase Price (and, in the event of an election or similar arrangement with respect to the type of consideration to be received by the holders of Issuer Common Stock, subject to the foregoing, proper provision shall be made so that the holder of the Option would have the same election or similar rights as would the holder of the number of shares of Issuer Common Stock for which the Option is then exercisable); provided, that if the sum of (A) the aggregate value of the Net Consideration to be received by Holder pursuant to this SECTION 7(B) and (B) the consideration to be received for Option Shares with respect to which the Option shall have previously been exercised, less the aggregate Purchase Price paid therefor (collectively, the "Total Consideration") shall exceed $663,000, then the Net Consideration shall be reduced to the extent necessary such that the Total Consideration equals or is less than $663,000. If the consideration to be offered, paid, or received pursuant to this SECTION 7(B) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Holder and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement. The Holders' rights under this SECTION 7(B) shall in no way affect the repurchase option granted pursuant to SECTION 8.

         8. REPURCHASE AT THE OPTION OF HOLDERS.

                  (a) At the request of the Holders holding at least a majority of the Option Shares (assuming complete exercise of the Option) (the "Majority Holders"), at any time commencing upon the first occurrence of a Repurchase Event (as defined in SECTION 8(D)) that occurs prior to the termination of this Option pursuant to SECTION 3(A) hereof (other than any termination due to the complete exercise of the Option), Issuer or its successor shall repurchase from the Holders the Option and all Option Shares and all consideration received by the Holders in a transaction described in SECTION 7(B) (or any portion of the foregoing, provided that in such case, the Option or portion thereof and the Option Shares being purchased shall be purchased from all Holders on a pro rata basis). The date on which the Holders exercise their rights under this SECTION 8 is referred to as a "Request Date." Such repurchase shall be at an aggregate price (the "Repurchase Consideration") equal to the sum of:

                  (i) the aggregate Purchase Price paid for any Option Shares acquired pursuant to the Option that are subject to such repurchase; plus

                  (ii) the excess, if any, of the Applicable Price over the Purchase Price paid (or payable for any Option Shares with respect to which the Option has been exercised but not yet acquired) for any such Option Shares subject to such repurchase; plus

                  (iii) the excess, if any, of (x) the Applicable Price (as defined below) for each Option Share over (y) the Purchase Price (subject to adjustment pursuant to SECTION 7), multiplied by the number of Option Shares then covered by the Option or portion thereof subject to repurchase;

provided, that the amounts to be paid pursuant to clauses (ii) and (iii) above, in the aggregate for all repurchases, shall not exceed $663,000; provided, further, that in the event that the entire amount of $663,000 has been paid and there remains outstanding any portion of the Option or any Option Shares, such remaining portion or shares shall automatically be deemed to be canceled and forfeited and no further exercise or payment in respect thereof shall be permitted or valid.



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                  (b) If the Holders exercise their rights under this SECTION 8,
Issuer shall, within ten business days after the Request Date, pay the Repurchase Consideration to the Holders in immediately available funds, and contemporaneously with such payment the Holders shall surrender to Issuer the Option or portion thereof and the certificates evidencing the Option Shares purchased thereunder with respect to which the Holders then have beneficial ownership and any and all consideration paid to the Holders pursuant to SECTION 7(B) in respect of such Option or Option Shares being repurchased, and each Holder shall warrant that it has sole record and beneficial ownership of the Option being repurchased from it and such shares and such consideration and that the same are then free and clear of all liens, claims, charges, and encumbrances of any kind whatsoever.

         Notwithstanding the foregoing, to the extent that prior notification to or approval of any regulatory authority is required in connection with the payment of all or any portion of the Repurchase Consideration, the Majority Holders on behalf of all Holders shall have the ongoing option to revoke their request for repurchase pursuant to SECTION 8, in whole or in part, or to require that Issuer deliver from time to time that portion of the Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval). If any regulatory authority disapproves of any part of Issuer's proposed repurchase pursuant to this SECTION 8, Issuer shall promptly give notice of such fact to the Holders. If any regulatory authority or other agency prohibits the repurchase in part but not in whole, then the Majority Holders shall have the right on behalf of all Holders (i) to revoke the repurchase request or (ii) to the extent permitted by such regulatory authority or other agency, determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and the Majority Holders shall thereupon have the right to exercise the Option on behalf of all Holders as to the number of Option Shares for which the Option was exercisable at the Request Date less the sum of (A) the number of shares covered by the Option in respect of which payment has been made pursuant to SECTION 8(A)(II) and (B) the number of shares covered by the portion of the Option (if any) that has been repurchased. The Majority Holders shall then notify Issuer of their determination under the preceding sentence within five business days of receipt of notice of disapproval of the repurchase.

         Notwithstanding anything herein to the contrary, all of Holder's rights under this SECTION 8 shall terminate on the date of termination of this Option pursuant to SECTION 3(A) (other than any termination due to the complete exercise of the Option).

                  (c) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of Issuer Common Stock paid for any such share by the person or groups described in SECTION 8(D)(I), (ii) the price per share of Issuer Common Stock received by holders of Issuer Common Stock in connection with any merger or other business combination transaction described in SECTION 7(B), or (iii) the highest closing sales price per share of Issuer Common Stock quoted on the Nasdaq Small Cap Market (or if Issuer Common Stock is not quoted on the Nasdaq Small Cap Market, the highest price per share as quoted on the principal trading market or securities exchange on which such shares are traded or as reported by a recognized source chosen by Holder) during the 60 trading days preceding the Request Date; provided, however, that in the event of a sale of less than all of Issuer's Assets, the Applicable Price shall be the sum of (A) the price paid in such sale for such Assets and (B) the current market value of the remaining Assets of Issuer as determined by an independent nationally recognized investment banking firm selected by Holder and reasonably acceptable to Issuer (which determination shall be conclusive for all purposes of this Agreement), divided by the number of shares of the Issuer Common Stock outstanding at the time of such sale. If the consideration to be offered, paid, or received pursuant to either of the foregoing clauses (i) or
(ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment



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banking firm selected by Holder and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement.

                  (d) As used herein, "Repurchase Event" shall occur if (i) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) or any "group" (as such term is defined under the Exchange
Act) shall have been formed that beneficially owns 50% or more of the then-outstanding shares of Issuer Common Stock, or (ii) any of the transactions described in SECTION 7(B) shall be consummated (provided that entering into an agreement to consummate any of such transactions shall not be deemed for the purpose of this paragraph to be the consummation of any such transaction).

         9. REGISTRATION RIGHTS. Issuer shall, upon request by any Holder at any time and from time to time within 2 years of the first exercise of the Option, as expeditiously as is practicable, prepare and file a registration statement under the Securities Laws, if such registration is necessary in order to permit the sale or other disposition of any or all shares of Issuer Common Stock or other securities that have been acquired by or are issuable to Holder upon exercise of the Option in accordance with the intended method of sale or other disposition, including a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision. Issuer shall use its reasonable best efforts to qualify such shares or other securities, or the offering thereof, for sale under any applicable state securities laws, to cause any such registration statement to become effective, to obtain all consents or waivers of other parties that are required for such registration statement and to keep any such registration statement updated and effective for a period not to exceed 270 days from the day such registration statement becomes effective as may be reasonably necessary to effect such sale or other disposition. The first registration statement prepared under this SECTION 9 and any sale covered thereby, shall be at Issuer's expense except for underwriting discounts or commissions, brokers fees and fees and disbursements of the Holder's counsel related thereto. Any subsequent registration, other than a Piggyback Registration (as defined below) shall be at Holder's expense. Holder shall provide all information reasonably requested by Issuer for inclusion in any registration statement to be prepared hereunder. If during the time periods referred to in the first sentence of this
SECTION 9, Issuer proposes to register any shares of the Issuer's Common Stock under the Securities Act for its own account or for any other shareholders of Issuer (other than on Form S-4 or Form S-8, or any successor form), it shall first allow Holder the right to participate in such offering (a "Piggyback Registration"), and such participation shall not affect the obligation of Issuer to effect registration statements for Holder under this SECTION 9; provided that, if the managing underwriters of such offering advise Issuer in writing that in their opinion the number of shares of Issuer securities requested to be included in such registration statement exceeds the number that can be sold in such offering, Issuer shall include the shares requested to be included therein by Holder only to the maximum extent such managing underwriters determine to be feasible. In connection with any registration statement pursuant to this SECTION 9, Issuer and Holder shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification and contribution in connection therewith.

         10. QUOTATION; LISTING. If Issuer Common Stock or any other securities to be acquired upon exercise of the Option are then authorized for quotation or trading or listing on the Nasdaq Small Cap Market or any national securities exchange or any other automated quotations system maintained by a self-regulatory organization, Issuer, upon the request of Holder, will promptly file an application, if required, to authorize for quotation or trading or listing the shares of Issuer Common Stock or other securities to be acquired upon exercise of the Option on the Nasdaq Small Cap Market or any national securities exchange or any other automated quotations system maintained by a self-regulatory organization and will use its best efforts to obtain approval, if required, of such quotation or listing as soon as practicable.



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         11. DIVISION OF OPTION. This Agreement (and the Option granted hereby)
are exchangeable, without expense, at the option of Holder, upon presentation and surrender of this Agreement at the principal office of Issuer for other Agreements providing for Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Issuer Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any other Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Agreement, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed, or mutilated shall at any time be enforceable by anyone.

         12. MISCELLANEOUS.

                  (a) Expenses. Except as otherwise provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants, and counsel.

                  (b) Waiver and Amendment. Any provision of this Agreement may be waived in writing at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered, or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (c) Entire Agreement; No Third-Party Beneficiary. This Agreement, together with the Merger Agreement and the other documents and instruments referred to herein and therein, (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  (d) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of North Carolina without regard to any applicable conflicts of law rules.

                  (e) Descriptive Headings. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (f) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation), or mailed by registered or certified mail (return receipt requested) to the parties at the addresses set forth in the Merger Agreement (or at such other address for a party as shall be specified by like notice).

                  (g) Counterparts. This Agreement and any amendments hereto may be executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed, it being understood that both parties need not sign the same counterpart.

                  (h) Assignment. Neither this Agreement nor any of the rights, interests, or obligations hereunder or under the Option shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Grantee may assign this Agreement to a wholly owned subsidiary of Grantee. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

                  (i) Further Assurances. In the event of any exercise of the Option by Holder, Issuer and Holder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

                  (j) Specific Performance. The parties hereto agree that this Agreement may be enforced by either party through specific performance, injunctive relief, and other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

         IN WITNESS WHEREOF, Issuer and Grantee have caused this Stock Option Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.



                                    ISSUER:

                                    CENTURY BANCORP, INC.


                                    By:      /s/   James G. Hudson, Jr.
                                           -------------------------------------
                                    Name:  James G. Hudson, Jr.
                                           -------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------




                                    GRANTEE:

                                    FIRST BANCORP

                                    By:      /s/   James H. Garner
                                           -------------------------------------
                                    Name:  James H. Garner
                                           -------------------------------------
                                    Title: Chief Executive Officer
                                           -------------------------------------